                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT(DATE OF EARLIEST EVENT REPORTED): OCTOBER 9, 1996



                          BARRINGER LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



             0-8241                                       84-0951626
          (Commission                                  (I.R.S. Employer
          File Number)                                Identification No.)



                       15000 WEST SIXTH AVENUE, SUITE 300
                             GOLDEN, COLORADO 80401
          (Address of principal executive offices, including zip code)




                                 (303) 277-1687
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     Barringer Laboratories, Inc. (the "Company") hereby incorporates by reference into this Form 8-K the attached Termination Agreement dated October 7, 1996 by and between the Company and Barringer Technologies Inc. relating to common stock of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is filed herewith:

NAME OF EXHIBIT                                      EXHIBIT NO.
---------------                                      -----------
Termination Agreement by and between Barringer
Laboratories, Inc. and Barringer Technologies Inc.      10.51




                                  SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                   BARRINGER LABORATORIES, INC.



OCTOBER 9, 1996                    BY  /s/ CHARLES E. RAMSAY
                                      ---------------------------------
                                       CHARLES E. RAMSAY, SECRETARY
















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